Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Sonder Holdings Inc. (the “Registrant”) for the quarter ended June 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Janice Sears, Interim Chief Executive Officer of the Registrant, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: October 14, 2025	By:	/s/ Janice Sears
Janice Sears
Interim Chief Executive Officer
(Principal Executive Officer and Principal Financial Officer)